Exhibit 10.31

FIRST AMENDMENT TO BRIDGE LOAN AGREEMENT

This First Amendment to Bridge Loan Agreement (this “Amendment”), dated as of October 31, 2023, is by and between ACER THERAPEUTICS INC., a Delaware corporation (the “Borrower”), and ZEVRA THERAPEUTICS, INC., a Delaware corporation (the “Lender”).

RECITALS

A.

The Borrower and the Lender have entered into that certain Bridge Loan Agreement, dated effective August 30, 2023 (including any modifications or amendments thereto entered into from time to time prior to the date hereof, the “Loan Agreement”). Defined terms used herein and not defined herein shall have the meanings set forth in the Loan Agreement.

B.	The Borrower has requested, and the Lender has agreed, subject to the terms and conditions provided in this Amendment, to amend certain terms and conditions of the Loan Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the covenants, conditions and agreement hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender agree as follows:

1.

Amendment to Loan Agreement. Subject to the conditions set forth below, including without limitation the conditions set forth in Section 2 below, and in reliance on the representations and warranties of the Borrower set forth in Section 3 below, the Loan Agreement is hereby amended by amending and restating Section 1.1(d) of the Loan Agreement in its entirety as follows:

“(d)      “Commitment” means $18,000,000.00.”.

2.

Conditions Precedent.  The amendment set forth in Section 1 above shall be effective as of the date of this Amendment, but only after each of the following conditions has been satisfied, in the reasonable judgment of the Lender:

a.	The Borrower and the Lender shall have executed and delivered this Amendment.

b.

As of the date of this Amendment, each of the representations and warranties set forth below shall be true and correct, and no default or Event of Default shall have occurred or shall result from the transactions contemplated hereby.

c.	The Borrower shall have paid all fees and expenses required to be paid by the Borrower under Section 4 below.

3.

Representations and Warranties.  The Borrower hereby certifies to the Lender that as of the date of this Amendment, all of the Borrower’s representations and warranties contained in the Loan Agreement and the Security Agreement are correct in all material respects, (i) except to the extent that any such representation and warranty refers to an earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date and (ii) except that any such representation and warranty that is qualified as to “materiality” or similar language is true and correct (after giving effect to such qualification therein) in all respects as of the applicable date above, and no default or Event of Default has occurred.  Without limiting the generality of the foregoing, the Borrower represents, warrants and agrees, as applicable, that:

a.	the execution and delivery of this Amendment has been authorized by all necessary action on the part of the Borrower;

b.	the person executing this Amendment on behalf of the Borrower is duly authorized to do so;

c.	neither the execution, delivery nor performance of this Amendment will contravene the Borrower’s organizational documents or, in any material respect, any law binding on or affecting the Borrower; and

d.

this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy laws, creditors’ rights generally and general principles of equity.

4.

Fees and Expenses.  The Borrower shall pay to the Lender all of the reasonable and documented out of pocket expenses incurred by the Lender in connection with the transactions contemplated by this Amendment, including, without limitation, the reasonable fees and disbursements of the Lender’s attorneys and their staff, and any recording, filing, lien search-related, or title-related fees, charges and expenses.

5.

Additional Documents.  The Borrower shall execute and deliver, and shall cause to be executed and delivered, to the Lender at any time and from time to time such documents and instruments as the Lender may reasonably request to confirm and carry out the transactions contemplated hereby.

6.

Continuation of the Loan Agreement and Loan Documents.  Except as specified in this Amendment, the provisions of the Loan Agreement, the Security Agreement and the Subordination Agreement shall remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Loan Agreement or the other loan documents, the terms of this Amendment shall control.

7.

Ratification and Reaffirmation of the Borrower’s Obligations.  Subject to the terms of this Amendment, the Borrower hereby (a) ratifies and confirms all of the Borrower’s Obligations, and acknowledges and agrees that such Borrower’s Obligations remain in full force and effect, and (b) ratifies, reaffirms and reapproves in favor of the Lender the terms and provisions of the Loan Agreement and each of the other loan documents, including (without limitation), its pledges and other grants of Liens and security interests pursuant to the Security Agreement.

8.	Other Agreements.

a.

The Borrower and the Lender agree that the Security Agreement and the Subordination Agreement are hereby amended to reflect the amendments set forth herein and that no further amendments to any loan documents are required to reflect the foregoing.

b.	All references in any document to “Loan Agreement” shall refer to the Loan Agreement as amended pursuant to this Amendment.

9.	Miscellaneous.

a.

THIS AMENDMENT SHALL BE GOVERNED BY, AND IS TO BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION, BUT WITHOUT PREJUDICE TO OR LIMITATION OF ANY OTHER RIGHTS OR REMEDIES AVAILABLE UNDER THE LAWS OF ANY JURISDICTION WHERE PROPERTY OR ASSETS OF THE BORROWER MAY BE FOUND.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and permissible assigns.

b.

This Amendment and all documents to be executed and delivered hereunder may be delivered in the form of a facsimile copy (or other electronic means), subsequently confirmed by delivery of the originally executed document.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

c.

This Amendment, the Loan Agreement, the Security Agreement, the Subordination Agreement, and all other instruments, documents and agreements executed and delivered in connection with this Amendment, the Loan Agreement, the Security Agreement and the Subordination Agreement, embody the final, entire agreement among the parties hereto with respect to the subject matter hereof.  There are no oral agreements among the parties hereto.  This Amendment may not be amended or modified orally, but only by a written agreement meeting the requirements of the Loan Agreement.

d.	The section headings herein are for convenience only and shall not affect the construction hereof.

e.

In case any provision of or obligation under this Amendment shall held by any court of competent jurisdiction to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:
ACER THERAPEUTICS INC. By: /s/ Chris Schelling Print Name: Chris Schelling Title: CEO/Founder Acer legal review: _____ CFO: _____

LENDER:
ZEVRA THERAPEUTICS, INC. By: /s/ R. LaDuane Clifton, MBA, CPA Print Name: R. LaDuane Clifton, MBA, CPA Title: Chief Financial Officer, Secretary and Treasurer